UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5 , 2017 (August 31, 2017)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)
300 First Stamford Place 5th Floor Stamford, CT 06902 (Address of principal executive offices, including zip code)
(Registrant's telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

113022717 v1

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2017, Eagle Bulk Ultraco LLC, a wholly-owned subsidiary of Eagle Bulk Shipping Inc. (the “Company”), entered into a framework agreement (the “Agreement”) with Greenship Bulk Manager Pte. Ltd., as Trustee-Manager of Greenship Bulk Trust, a Norwegian OTC-listed entity (the “Sellers”), for the purchase of nine Crown-63 Ultramax dry bulk vessels built between 2012 and 2015 (each a “Vessel,” and collectively, the “Vessels”). The aggregate purchase price for the nine Vessels is $153.0 million. The allocated purchase price for each Vessel is $17.0 million.
On August 31 2017, the Company completed the acquisition of the ninth and final Vessel, the M/V Westport Eagle (the “Acquisition”), which Acquisition was financed in part with available cash and borrowings under the Credit Agreement, dated as of June 28, 2017, by and among the Company, the initial guarantors party thereto, the lenders party thereto, the swap banks party thereto, and ABN AMRO Capital USA LLC, as security trustee and facility agent, together with ABN AMRO Capital USA LLC, DVB Bank SE and Skandinaviska Enskilda Banken AB (publ), as mandated lead arrangers, and ABN AMRO Capital USA LLC, as arranger and bookrunner.
The above summary of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the text of the Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on May 9, 2017 and is incorporated into this Item 2.01 by reference.

Item 7.01.    Regulation FD Disclosure.

On September 5, 2017, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1
Framework Agreement, dated as of February 28, 2017, by and between Eagle Bulk Ultraco LLC and Greenship Bulk Manager Pte. Ltd., as Trustee-Manager of Greenship Bulk Trust (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on May 9, 2017 and incorporated herein by reference).

99.1	Press release, issued by Eagle Bulk Shipping Inc., dated September 5, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: September 5, 2017	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Framework Agreement, dated as of February 28, 2017, by and between Eagle Bulk Ultraco LLC and Greenship Bulk Manager Pte. Ltd., as Trustee-Manager of Greenship Bulk Trust (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on May 9, 2017 and incorporated herein by reference).

99.1	Press release, issued by Eagle Bulk Shipping Inc., dated September 5, 2017.